                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------



Date of Report (Date of
earliest event reported): March 10, 1998
                          --------------


                         INTERMEDIA COMMUNICATIONS INC.
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



       Delaware                                   59-2913586
--------------------                         --------------------
(State or other jurisdic-                     (I.R.S. Employer
 tion of incorporation or                     Identification No.)
 organization)



                                     0-20135
                    ----------------------------------------
                            (Commission File Number)


3625 Queen Palm Drive, Tampa, Florida                  33619-1309
----------------------------------------         --------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (813) 829-0011
                                                   --------------

Item 2.  Acquisition or Disposition of Assets

                  Item 2 of the Current Report on Form 8-K, dated March 18, 1998, of Intermedia Communications Inc., a Delaware corporation ("Intermedia"), is hereby amended and restated in its entirety as follows:

                  On March 10, 1998, Moonlight Acquisition Corp. ("Moonlight"), a wholly-owned subsidiary of Intermedia Communications Inc., effected a merger (the "Merger") with and into Shared Technologies Fairchild Inc. ("STFI") as the final step in its acquisition of STFI. Pursuant to the terms of that certain Agreement and Plan of Merger dated as of November 20, 1997 between Intermedia, Moonlight and STFI, all issued and outstanding shares of STFI common stock and Series D Preferred Stock (other than shares owned by Intermedia, Moonlight or any of their subsidiaries, shares held in the treasury of STFI or shares for which appraisal rights have been perfected) were converted into the right to receive $15.00 in cash without interest. The total amount of funds required by Intermedia and Moonlight to effect the Merger and acquire STFI and to pay related fees and expenses was approximately $722.7 million. The acquisition price was funded through Intermedia's existing cash reserves.

                  STFI is the nation's largest provider of shared telecommunications services and systems. Through its technical infrastructure and 800 employees, STFI acts as a single point of contact for business telecommunications services at more than 465 buildings throughout the United States and Canada.

                  As a result of the Merger, STFI will be operated as a wholly-owned subsidiary of Intermedia, and the separate existence of Moonlight has ceased. Intermedia intends to continue operating STFI's assets as a provider of shared telecommunications services and systems.


Item 7.  Financial Statements and Exhibits

                  Item 7 of the Current Report on Form 8-K, dated March 18, 1998, of Intermedia is hereby amended and restated in its entirety as follows:

         (a)      Financial Statements of Businesses Acquired

                  The financial statements of STFI and subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997 included in the Annual Report of Intermedia on Form 10-K for the year ended December 31, 1997, filed with the Securities and Exchange Commission on March 25, 1998, are incorporated herein by reference.

         (b)      Pro Forma Financial Information

                  The unaudited pro forma condensed consolidated financial statements for Intermedia reflecting, among other transactions, the acquisition of STFI, are filed as part of this report.

         (c)      Exhibits

                  Exhibit 2.1 Agreement and Plan of Merger among Intermedia, Moonlight and STFI dated November 20, 1997. Exhibit 99(C)(1) to Intermedia's Schedule 14D-1 and Schedule 13D filed with the Securities and Exchange Commission on November 26, 1997 is incorporated herein by reference.

                         Intermedia Communications Inc.

                          Unaudited Pro Forma Condensed
                        Consolidated Financial Statements





         The accompanying unaudited pro forma condensed consolidated balance sheet of Intermedia Communications Inc. (Intermedia) at December 31, 1997, includes the historical and pro forma effects of the acquisition of Shared Technologies Fairchild, Inc. (STFI), which was consummated on March 10, 1998, and the impending acquisitions of the Long Distance Savers Group of Companies (collectively, LDS), and National Telecommunications, Inc. Companies (collectively, National). While the LDS and National acquisitions have not yet been consummated, they are believed by management to be probable of consummation during 1998. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997, has been prepared to reflect the aforementioned purchase transactions, as well as the historical and pro forma effects of the acquisition of DIGEX, Incorporated (DIGEX), which was consummated in July 1997 and the March, July, October and December 1997 Offerings, as if they were consummated on January 1, 1997.

         The pro forma effects are based on the historical financial statements of the acquired businesses and probable acquisitions giving effect to these transactions under the purchase method of accounting. As such, the total cost of the all acquisitions have or will be allocated to the net tangible and intangible assets acquired and liabilities assumed based upon their respective fair values at the effective date of each acquisition. Such allocations and the related amortization periods for purchase transactions not yet consummated will be based on valuations or other data which have not yet been completed or obtained. Accordingly, the allocations reflected in the pro forma financial statements are preliminary and subject to revision.

         The unaudited pro forma condensed consolidated financial statements are not intended to purport to be indicative of the actual results of operations or financial position that would have been achieved had the acquisitions or offerings in fact been consummated on January 1, 1997. Such pro forma financial information should be read in conjunction with the Consolidated Financial Statements and Notes of Intermedia.

                         Intermedia Communications Inc.

            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                December 31, 1997

                                                         (a)
                                                     Historical         (b)           (c)         (d)      Pro forma       Proforma
                                                    Consolidated        STFI          LDS      National   Adjustments       Totals
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        Assets
Current assets:
Cash and cash equivalents                             $  756,923    $ 4,685        $ 4,030     $   455   $(319,125)(e)  $  380,668
                                                                                                           (21,000)(l)
                                                                                                           (45,300)(n)
Short-term investments                                                                                                           -
Restricted investments                                     6,853                                                             6,853
Accounts receivable, net                                  58,579      30,110        24,233      10,715                     123,637
Prepaid expenses and other current assets                  6,122       8,322         6,034           0                      20,478
                                                  ---------------------------------------------------------------------------------
Total current assets                                     828,477      43,117        34,297      11,170    (385,425)        531,636

Telecommunications and other equipment                   545,380     105,699        33,533       5,947     (61,078)(f)     629,481
Less accumulated depreciation                            (81,534)    (40,297)      (18,459)     (2,322)     61,078 (f)     (81,534)
                                                  ---------------------------------------------------------------------------------
Telecommunications and other equipment, net              463,846      65,402        15,074       3,625           0         547,947

Intangible assets, net                                   138,028     256,122                               456,474 (g)   1,138,625
                                                                                                           143,032 (m)
                                                                                                           144,969 (o)
Investment in Shared Technologies Fairchild              403,571                                          (403,571)(p)           -
Other assets                                              41,048       1,555            79         758                      43,440

                                                  ---------------------------------------------------------------------------------
Total assets                                          $1,874,970    $366,196       $49,450     $15,553   $ (44,521)     $ 2,261,648
                                                  =================================================================================


                                              Liabilities, Redeemable Preferred Stock and Stockholders' Equity (Deficiency)

Current liabilities:
Accounts payable                                      $   53,630    $ 22,960       $ 8,782     $ 5,721   $      -       $   91,093
Other accrued expenses                                    20,130      27,609         4,768       1,022                      53,529
Current portion of long-term debt
  and capital lease obligations                            7,471     172,196         1,200         371    (127,791)(h)      53,447
                                                  ---------------------------------------------------------------------------------
Total current liabilities                                 81,231     222,765        14,750       7,114    (127,791)        198,069

Other noncurrent liabilities                                  -
Long-term debt and capital lease obligations           1,244,872     143,207        26,732       2,408     (14,707)(h)   1,279,012
                                                                                                          (123,500)(i)


Series B redeemable exchangeable preferred stock         323,146                                                           323,146
  and accrued dividends
Series D redeemable exchangeable preferred stock         169,722                                                           169,722
  and accrued dividends
Series E redeemable exchangeable preferred stock         196,008                                                           196,008
  and accrued dividends
Preferred Stock and Put Warrants                                      26,131                               (26,131)(j)          -

Stockholders' equity (deficiency):
Common stock                                                 175          73         2,403           5      (2,481)(k)         215
                                                                                                                24 (l)
                                                                                                                16 (n)
Additional paid-in capital                               244,114     117,602            35       1,811    (119,448)(k)     479,774
                                                                                                           129,976 (l)
                                                                                                           105,684 (n)
Retained earnings (accumulated deficit)                 (376,006)   (143,582)        5,530       4,215     133,837 (k)    (376,006)
Deferred compensation                                     (8,292)                                                           (8,292)
                                                  ---------------------------------------------------------------------------------
Total stockholders' equity (deficiency)                 (140,009)    (25,907)        7,968       6,031     247,608          95,691
                                                  ---------------------------------------------------------------------------------
Total liabilities, redeemable preferred stock
  and stockholders' equity (deficiency)               $1,874,970    $366,196       $49,450     $15,553   $ (44,521)     $2,261,648
                                                  =================================================================================



                             See Accompanying Notes

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet
(December 31, 1997)
(amounts and shares in thousands)

(a) This column represents the historical consolidated balance sheet of Intermedia at December 31, 1997.
(b) This column represents the historical consolidated balance sheet of STFI at December 31, 1997.
(c) This column represents the historical combined balance sheet of LDS at December 31, 1997.
(d) This column represents the historical combined balance sheet of National at December 31, 1997.
(e) This adjustment represents the cash purchase price for STFI and other expenditures as follows:

Purchase of 18,130 shares of
  outstanding STFI common                $271,950
  stock at $15 per share
Purchase and retirement of
  outstanding STFI options,                74,084
  warrants and convertible
  preferred stock
Purchase of STFI Special                   21,900
  Preferred Stock
Issuance of a warrant to
  purchase 100,000 shares of                1,455
  Intermedia common stock
Purchase of STFI 12 1/4% Senior
  Subordinated Discount Notes             175,000
  (including a premium of
  $32,502)
Repayment of amounts
  outstanding under STFI                  123,500
  revolving credit facility
Break-up and other fees                    54,807
Amount recorded in 1997 as               (403,571)
  investment in STFI
                                        ------------
                                         $319,125
                                        ============
(f) This adjustment represents the elimination of the STFI, LDS and National accumulated depreciation as fixed assets will be recorded at fair values, which the Company believes approximate net book values on the date of acquisition.

(g) This adjustment represents the excess of the total purchase price for STFI over the fair values of the net tangible and intangible assets acquired. The balance, which is subject to further allocation, may be allocated to customer lists and other identifiable intangibles, including in-process research and development, based upon appraised values, with the excess allocated to goodwill. Details are as follows:


Purchase price                           $722,696
Book value of STFI 12 1/4% Senior
  Subordinated Discount Notes            (142,498)
  purchased by the Company
Book value of STFI preferred
  stock and warrants purchased            (26,131)
  by the Company
Repayment of amounts
  outstanding under STFI                 (123,500)
  revolving credit facility
Net liabilities of STFI at
  December 31, 1997, including             25,907
  previously recorded goodwill
Pro forma adjustment to record
  additional goodwill related            $456,474
  to the STFI acquisition
                                         ==========

(h) These adjustments reflect the elimination of current and non-current portion of STFI 12 1/4% Senior Subordinated Discount Notes against the Company's investment. (See (e) above)
(i) This adjustment reflects the repayment of STFI revolving credit facility. (See (e) and (g) above)
(j) This adjustment reflects the retirement of STFI preferred stock and put warrants.
(k) These adjustments represent the elimination of stockholders' equity of STFI, LDS and National for proforma combining purposes.
(l) This adjustment represents the $151,000 purchase price for LDS to be paid with 2,364 shares of the Company's common stock valued at approximately $130,000 and $21,000 in cash.
(m) This adjustment represents the excess of the total purchase price for LDS over the fair values of the net tangible assets acquired.
(n) This adjustment represents the $151,000 purchase price for National to be with 1,626 shares of the Company's common stock valued at $105,700 and $45,300 in cash.
(o) This adjustment represents the excess of the total purchase price for National over the fair values of the net tangible assets acquired.
(p) This adjustment represents the elimination of Intermedia's equity investment in STFI.

                         Intermedia Communications Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                                December 31, 1997



                                                                               Historical
                                                                 ----------------------------------
                                                                        (b)             (c)           Pro Forma        Pro Forma
                                                                    Consolidated       DIGEX         Adjustments       Sub Totals
                                                                 -------------------------------------------------------------------

Revenues                                                             $247,899        $19,646                             $267,545
Costs and expenses:
Facilities administration and management and line costs               199,139         19,588          (5,400) (g)         213,327
Selling, general and administrative                                    98,598         18,506            (374) (h)         116,730
Depreciation and amortization                                          53,613          3,390           4,741  (i)          61,744
Charge off of purchased in-process R&D                                 60,000                                              60,000
                                                                 -------------------------------------------------------------------
                                                                      411,350         41,484          (1,033)             451,801
                                                                 -------------------------------------------------------------------

Income (loss) from operations                                        (163,451)       (21,838)          1,033             (184,256)
Other income (expense):
Interest expense                                                      (60,662)          (784)        (76,491) (j)        (137,937)

Interest and other income (expense)                                    26,824            486          (5,120) (k)          22,190

                                                                 -------------------------------------------------------------------

Income (loss) before income taxes and extraordinary item             (197,289)       (22,136)        (80,578)            (300,003)

Income tax (provision) benefit                                              -              -                                    -
                                                                 -------------------------------------------------------------------

Income (loss) before extraordinary item                              (197,289)       (22,136)        (80,578)            (300,003)

Extraordinary income (loss)                                           (43,834)                                            (43,834)
                                                                 -------------------------------------------------------------------

Net income (loss)                                                    (241,123)       (22,136)        (80,578)            (343,837)

Preferred stock dividends and accretions                              (43,742)             -         (28,108) (l)         (71,850)
                                                                 -------------------------------------------------------------------
Net loss attributable to common stockholders                       $ (284,865)     $ (22,136)     $ (108,686)          $ (415,687)
                                                                 ===================================================================

Net loss per share                                                 $   (17.09)                                         $   (24.94)
                                                                 =============                                    ================

Weighted average number of shares O/S                                  16,670                                              16,670
                                                                 =============                                    ================

EBITDA (s)                                                          $ (49,838)                                          $ (62,512)
                                                                 =============                                    ================



                                                                                Historical
                                                             ----------------------------------------
                                                                  (d)           (e)          (f)      Pro Forma     Pro Forma
                                                                  STFI           LDS       National   Adjustments   Totals (a)
                                                             -------------------------------------------------------------------

Revenues                                                        $181,827      $122,267      $65,243                     $636,882
Costs and expenses:
Facilities administration and management and line costs          100,356        80,203       47,969                      441,855
Selling, general and administrative                               68,482        31,486       10,428                      227,126
Depreciation and amortization                                     19,916         2,895          995     43,037 (m)       128,587
Charge off of purchased in-process R&D                                                                                    60,000
                                                             --------------------------------------------------------------------
                                                                 188,754       114,584       59,392     43,037           857,568
                                                             --------------------------------------------------------------------

Income (loss) from operations                                     (6,927)        7,683        5,851    (43,037)         (220,686)
Other income (expense):
Interest expense                                                 (29,775)         (896)        (145)    15,974 (n)      (141,658)
                                                                                                        11,121 (o)
Interest and other income (expense)                              (62,428)        4,908          212    (20,677)(k)         6,505
                                                                                                        62,300 (p)
                                                             --------------------------------------------------------------------

Income (loss) before income taxes and extraordinary item         (99,130)       11,695        5,918     25,681          (355,839)

Income tax (provision) benefit                                      (380)                                                   (380)
                                                             --------------------------------------------------------------------

Income (loss) before extraordinary item                          (99,510)       11,695        5,918     25,681          (356,219)

Extraordinary income (loss)                                                                                              (43,834)
                                                             --------------------------------------------------------------------

Net income (loss)                                                (99,510)       11,695        5,918     25,681          (400,053)

Preferred stock dividends and accretions                          (4,628)                                4,628 (q)       (71,850)
                                                             --------------------------------------------------------------------
Net loss attributable to common stockholders                  $ (104,138)     $ 11,695      $ 5,918   $ 30,309        $ (471,903)
                                                             ====================================================================

Net loss per share                                                                                                    $   (22.84)
                                                                                                                   =============

Weighted average number of shares O/S                                                                                     20,660(r)
                                                                                                                   =============

EBITDA (s)                                                                                                             $ (32,099)
                                                                                                                   =============

                             See Accompanying Notes

        Notes to Unaudited Pro Forma Condensed Consolidated Statement of
                                   Operations
                          Year ended December 31, 1997
                        (amounts and shares in thousands)


(a) The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1997 does not give effect to any potential cost savings and synergies that could result from the DIGEX, STFI, LDS or National acquisitions.
         In addition, the Company has not yet determined an amount, if any, of the respective fair values that might ultimately be allocated to in-process research and development related to STFI, LDS or National. However, any related charges to operations would be excluded from the pro forma condensed consolidated statement of operations due to its recurring nature.
(b) This column represents the historical consolidated results of operations for Intermedia for the year ended December 31, 1997.
(c) This column represents the operating results for DIGEX for the six months ended June 30, 1997.
(d) This column represents the historical results of operations of STFI for the year ended December 31, 1997.
(e) This column represents the historical results of operations of LDS for the year ended December 31, 1997.
(f) This column represents the historical results of operations of National for the year ended December 31, 1997.
(g) This adjustment represents the reduction of network lease expense due to unfavorable lease terms accrued for in purchase accounting.
(h) This adjustment represents the reversal of DIGEX's amortization of deferred compensation associated with stock compensation preceding the purchase.
(i) This adjustment represents the amortization expense of intangible assets related to DIGEX.
(j) This adjustment represents interest expense, including amortization of debt discount and finance costs, of $24,400 on the 11-1/4% Senior Discount Notes Due 2007 that were issued in July 1997 (net of $10,800 reduction of interest due to the retirement of the 13-1/2% Senior Notes), $19,800 on 8- 7/8% Senior Notes due 2007 that were issued in October 1997 and $43,100 on 8-1/2% Senior Notes due 2008 that were issued in December 1997 as if the Notes had been issued January 1, 1997.
(k) Where acquisitions were paid all or partially in cash, interest income was adjusted to reduce the absence of the cash or investments for the full year.
(l) This adjustment increases the preferred stock dividends and accretions to amounts that would have been recorded if Intermedia's Series B, D and E preferred stock had been outstanding for the entire period.

(m) This adjustment represents the additional amortization expense that would have been incurred in connection with the STFI, LDS and National acquisitions. For purposes of the pro forma presentation, it is assumed that the excess of the purchase price over the net tangible assets acquired will ultimately be allocated to either identifiable intangibles such as developed technology and customer lists or goodwill with the weighted average amortization period of 20 years.
         The Company will fully investigate the amount and appropriate amortization periods for intangible assets and goodwill once the acquisition is consummated.
(n) This adjustment represents the elimination of interest expense in STFI's historical financial statements related to the 12 1/4% Senior subordinated Discount Notes purchased by the Company.
(o) This adjustment represents the elimination of interest expense in STFI's historical financial statements related to the Credit Facility Term Loans and Revolving Credit Facility paid by the Company upon closing of the acquisition.
(p) This adjustment represents the elimination of the following non-recurring charges related to the STFI's terminated merger agreement with Tel-Save, Inc. Termination of merger agreement - $15,000; Termination of long distance service contract - $36,000; and Retirement of outstanding options held by Tel-Save, Inc. - $11,300
(q) This adjustment represents the elimination of preferred stock dividends and accretions of STFI.
(r) Includes the effect of 2,364 shares to be issued for LDS and 1,626 share to be issued for National.
(s) EBITDA consists of earnings before interest, income taxes, depreciation, amortization and charge for in-process R & D.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 27, 1998


                                    INTERMEDIA COMMUNICATIONS INC.
                                    ------------------------------
                                              (Registrant)



                                     By: /s/ Robert M. Manning
                                         -------------------------------------
                                            Name:  Robert M. Manning
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                  Exhibit Index


Exhibit No.                   Description
-----------                   -----------


2.1 Agreement and Plan of Merger among Intermedia, Moonlight and STFI dated as of November 20, 1997.
                           Exhibit 99(C)(1) to Intermedia's Schedule 14D-1 and Schedule 13D filed with the Securities and Exchange Commission on November 26, 1997 is incorporated herein by reference.